EXHIBIT 10.2

                                ESCROW AGREEMENT
                                    (STOCK)


         This ESCROW AGREEMENT is made as of this __th day of March, 1997 by and between 1997 Corp. with a place of business at 315 West 106th Street, Fourth Floor, New York, New York 10025 (the "Company"), and Continental Stock Transfer & Trust Company with a principal place of business at 2 Broadway, 19th Floor, New York, New York 10004, in its capacity as escrow agent only (the "Escrow Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company intends to consummate the initial public offering (the "Offering") of an aggregate of 30,000 shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") as more fully described in the Company's Registration Statement on Form SB-2 under the Securities Act of 1933, as amended (File No. ________), as declared effective by the Securities and Exchange Commission on _______, 1997 (the "Registration Statement");

         WHEREAS, in accordance with the terms of the offering as set forth in the Registration Statement, the Shares are required to be placed directly in an escrow account; and

         WHEREAS, the Company wishes to appoint the Escrow Agent as the escrow agent for such account, on the terms and conditions set forth below in order to comply with the requirements of Rule 419 of Regulation C of the Rules and Regulations established by the Securities and Exchange Commission;

         NOW, THEREFORE, in consideration of the mutual promises and obligations set forth below, and for other valuable consideration the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. Appointment of Escrow Agent and Creation of Account. The Company hereby appoints the Escrow Agent as escrow agent hereunder and directs it to hold those assets described in Exhibit A attached hereto, together with any additional assets which may be deposited with the Escrow Agent from time to time to be held pursuant to this Agreement and any additions thereto

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

(collectively, the "Escrow Assets"), in a separate account in the name of "1997 Corp. - Stock Escrow Account" (the "Escrow Account"). The Escrow Account shall be administered and distributed in accordance with the terms set forth below. Contemporaneously with the closing of the Offering, the Company shall deposit with the Escrow Agent those assets listed on Exhibit A.

         1. Initial Deposit into Escrow Account. Certificates representing all Shares sold by the Company shall be deposited directly in the Escrow Account by the Company.

         2. Distribution from Escrow Account. The Escrow Agent shall make distributions from the Escrow Account in accordance with the requirements set forth in Exhibit D attached hereto. Such instructions may be modified only by a written certificate executed by authorized officers of the Company, and delivered to the Escrow Agent. In addition, this Escrow Agreement may not be altered by the Board of Directors of the Company in terms of its distribution instructions, except as may be required by the Board of Directors to fulfill their fiduciary obligations. The Escrow Agent is authorized to make distributions in reliance on the instructions it receives. Written notice of each distribution from the Escrow Agent shall be provided to the Company within ten (10) days of each such distribution. Upon the final distribution of all of the Escrow Assets, this Agreement shall terminate and the Escrow Agent shall have no further obligations or liabilities hereunder.

         3. Compensation of Escrow Agent. The Escrow Agent shall receive fees determined in accordance with, and payable as specified in, the Schedule of Fees attached hereto as Exhibit E (the "Fee Schedule"). The Escrow Agent shall have no duties or liabilities under this Agreement unless and until full payment of the fee set forth in Exhibit E. The Escrow Agent shall be reimbursed by the Company for all expenses, disbursements and advances incurred or made by the Escrow Agent in preparation, administration and enforcement of this Agreement, including, but not limited to, reasonable legal fees and expenses. The Company shall be liable for all payments due to the Escrow Agent under this Agreement.

         4. Responsibilities and Rights of the Escrow Agent. To induce the Escrow Agent to act hereunder, it is further agreed by the undersigned that:

            (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. Without limiting the generality of the foregoing, the Escrow Agent shall have no duty or responsibility as regards any loss occasioned by delay in the actual receipt of notice of any payment, redemption or other

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

transaction regarding any item in the Escrow Assets as to which it is authorized to take action hereunder. The Escrow Agent may consult with counsel and shall be fully protected with respect to any action taken in good faith in accordance with such advice. The Escrow Agent shall have no liability or responsibility for any misstatement in, or omission from, the Prospectus.

            (b) The Escrow Agent shall not be under any duty to give the Escrowed Assets held by it hereunder any greater degree of care than it gives its own similar property except as directed pursuant to this Escrow Agreement.

            (c) The Escrow Agent does not make any representation or warranty with regard to the creation or perfection, hereunder or otherwise, of a security interest in the Escrow Assets or regarding the negotiability or transferability of, or existence of other interests in the Escrow Assets. The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Escrow Assets or any part thereof or to file any financing statement under the Uniform Commercial Code of any state with respect to the Escrow Assets or any part thereof.

            (d) The Escrow Agent is hereby authorized to comply with any judicial order or legal process which stays, enjoins, directs or otherwise affects the transfer or delivery of the Escrow Assets or any party hereto and shall incur no liability for any delay or loss which may occur as a result of such compliance.

            (e) The Escrow Agent need not maintain any insurance with respect to the Escrow Assets.

            (f) Except as otherwise expressly provided herein, the Escrow Agent is authorized to execute instructions and take other actions pursuant to this Agreement in accordance with its customary processing practices for similar customers and, in accordance with such practices the Escrow Agent may retain agents, including its own subsidiaries or affiliates, to perform certain of such functions. The Escrow Agent shall have no liability under this Agreement for any loss or expense other than those occasioned by the Escrow Agent's gross negligence or willful misconduct and in any event its liability shall be limited to direct damages and shall not include any special or consequential damages. All collection and receipt of securities and all delivery of securities under this Agreement shall be made by the Escrow Agent as agent, at the risk of the other parties hereto with respect to their actions or omissions and those of any person other than the Escrow Agent. In no event shall the Escrow Agent be responsible or liable for any loss due to force beyond its control, including, but not limited to, acts of God, flood, fire, nuclear fusion, fission or radiation, war (declared or undeclared), terrorism, insurrection, revolution, riot, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Agreement, inability to obtain equipment or communications facilities, or the failure of equipment or interruption of communications facilities, and other causes whether or not of the same class or kind as specifically named above. In the event that the Escrow Agent is unable substantially to perform for any of the reasons described in the immediately preceding sentence, it shall so notify the other parties hereto as soon as reasonably practicable following its actual knowledge of the same.

            (g) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this agreement against the Escrow Agent. Notwithstanding any provisions of this Agreement to the contrary, the Escrow Agent shall not be bound by, or have any responsibility with respect to, any other agreement or contract among the Company and the Representatives (whether or not the Escrow Agent has knowledge thereof).

            (h) It is understood and agreed that should any dispute arise with respect to the payment and/or ownership or right of possession of the Escrow Assets, or should the Escrow Agent in good faith be in doubt as to what action it should take hereunder, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Escrow Assets until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order, decree or judgment of any court or other tribunal of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. Any such court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said court order is final and nonappealable.

            (i) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Without limiting the foregoing, in the event of any alteration of distribution instructions, the Escrow Agent shall have no responsibility to determine whether the requested alteration was required by the Board of Directors of the Company to fulfill its fiduciary obligations. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

            (j) The Company shall hold the Escrow Agent and its agents harmless from, and indemnify and reimburse the Escrow Agent and its agents for all claims, liability, loss and expense (including reasonable out-of-pocket and incidental expenses and legal fees), incurred by the Escrow Agent or them in connection with the Escrow Agent or their acting under this Agreement, provided that the Escrow Agent or they, as the case may be, have not acted with gross negligence or willful misconduct with respect to the events resulting in such claims, liability, loss, and expense.

            (k) The Company acknowledges and agree that, except as otherwise provided in this Section 6(k), the Escrow Agent shall not be responsible for taking any steps, including without limitation, the filing of forms or reports, or withholding of any amounts in connection with any tax obligations of the Company or any other party in connection with the Escrow Assets; provided, however, that the Escrow Agent shall be entitled to take any action such as withholding, that it deems appropriate to ensure compliance with its obligations under any applicable tax laws.

            (l) The Escrow Agent does not have any interest in the Escrow Assets deposited hereunder but is serving as escrow holder only and having only possession thereof. The Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Assets incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. This paragraph shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

            (m) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

            (n) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

            (o) No printed or other matter in any language (including without limitation prospectuses, notices, reports and promotional material) which mentions the Escrow Agent's name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties, behalf unless the Escrow Agent shall first have given its specific written consent thereto. Notwithstanding the foregoing sentence, the Escrow Agent hereby specifically consents to the use of its name as Escrow Agent as necessary to effectuate the Company's public offering and a business combination of the Company.

         5. Instructions: Fund Transfers.

            (a) The Escrow Agent is authorized to rely and act upon all instructions given or purported to be given by one or more officers, employees or agents of the Company (i) authorized by or in accordance with a corporate resolution delivered to the Escrow Agent or (ii) described as authorized in a certificate delivered to the Escrow Agent by the appropriate Secretary or Assistant Secretary or similar officer (each such officer, employee or agent or combination of officers, employees and agents authorized pursuant to clause (i) or described pursuant to clause (ii) of this Section 5(a) is hereinafter referred to as an "Authorized Officer"). (The term "instructions" includes, without limitation, instructions to sell, assign, transfer, deliver, purchase or receive for the Escrow Account any and all stocks, bonds and other securities or to transfer all or any portion of the Escrow Assets.) The Escrow Agent may also rely and act upon instructions when bearing or purporting to bear the signature or facsimile signature of any of the individuals designated by an Authorized Officer regardless of by whom or by what means the actual or purported facsimile signature or signatures thereon may have been affixed thereto if such facsimile signature or signatures resemble the facsimile specimen or specimens from time to time furnished to the Escrow Agent by any of such Authorized Officers, Secretary or an Assistant Secretary or similar officer). In addition, and subject to subsection 7(b) hereof, the Escrow Agent may rely and act upon instructions received by telephone, telex, TXW facsimile transmission, bank wire or other teleprocess acceptable to it which the Escrow Agent believes in good faith to have been given by an Authorized Officer or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Escrow Agent may specify. The Escrow Agent shall incur no liability to the Company or otherwise for having acted in accordance with instructions on which it is authorized to rely pursuant to the provisions hereof. Any instructions delivered to the Escrow Agent by telephone shall promptly thereafter be confirmed in writing by an Authorized Officer but the Escrow Agent shall incur no liability for a failure to send such confirmation in writing, the failure of any such written confirmation to conform to the telephone instruction which it received, the failure of any such written confirmation to be signed or properly signed, or its failure to produce such confirmation at any subsequent time. The Escrow Agent shall incur no liability for refraining from acting upon any instructions which for any reason it, in good faith, is unable to verify to its own satisfaction. Unless otherwise expressly provided, all authorizations and instructions shall continue in full force and effect until canceled or superseded by subsequent authorizations or instructions received by the Escrow Agent's safekeeping account administrator. The Escrow Agent's authorization to rely and act upon instructions pursuant to this paragraph shall be in addition to, and shall not limit, any other authorization which the Company may give to it hereunder.

            (b) With respect to written or telephonic instructions or instructions sent by facsimile transmission to transfer securities from the Escrow Account in accordance herewith (such instructions hereinafter referred to as "Transfer Instructions"), the security procedure agreed upon for verifying the authenticity of Transfer Instructions is a callback by the Escrow Agent to any of the persons designated below, whether or not any such person has issued such Transfer Instruction. (It is recommended that the persons designated below not be persons who generally issue Transfer Instructions; whenever possible, the Escrow Agent will endeavor to call someone other than the issuer of the Transfer Instructions).

         With respect to Transfer Instructions given by the Company pursuant to its authority under this Agreement:

         Name/Title                                  Telephone No.

         Judith Haselton, President                  (212) 678-6231
         Richard L. Campbell, Secretary              (212) 351-4922

         Alternatively, at the Escrow Agent's option, the callback may be made to any person designated in the certified resolutions or other certificates or documentation furnished to it by a party in connection with the Escrow Account as authorized to issue Transfer Instructions or otherwise transact business with respect to the Escrow Account for that party. The Company shall implement any other authentication method or procedure or security device required by the Escrow Agent at any time or from time to time.

         6. Stockholder Redemption. In the event a stockholder exercises his or her redemption right upon the Business Combination of the Company, following the return of the funds to said stockholder from the Funds Escrow created of even date herewith between the Company and the Escrow Agent, the

Shares which are the subject of the redemption shall be cancelled.

         7. Resignation or Removal of Escrow Agent.

            (a) The Escrow Agent may resign at any time by giving written notice to the Company. The Company may remove the Escrow Agent upon written notice to the Escrow Agent. Such resignation or removal shall take effect upon delivery of the Escrow Assets to a successor escrow agent designated in writing by the Company, and the Escrow Agent shall thereupon be discharged from all obligations under this Agreement, and shall have no further duties or responsibilities in connection herewith. The obligations of the Company to the Escrow Agent and the rights of the Escrow Agent under Sections 5, 6(c), and 6(h) hereof shall survive termination of this Agreement or the resignation or removal of the Escrow Agent.

            (b) In the event that the Escrow Agent submits a notice of resignation, its only duty, until a successor Escrow Agent shall have been appointed and shall have accepted such appointment, shall be to safekeep the Escrow Assets, and hold, invest and dispose of the Escrow Assets in accordance with this Agreement, until receipt of a designation of successor Escrow Agent or a joint written disposition instrument by the other parties hereto or a Final Order of a court of competent jurisdiction, but without regard to any notices, requests, instructions, demands or the like received by it from the other parties hereto after such notice shall have been given, unless the same is a direction that the Escrow Assets be paid or delivered in its entirety out of the Escrow Account. The Escrow Agent, upon submission of its resignation in accordance with this subparagraph (b) may deposit the Escrow Assets with a court of competent jurisdiction if the Escrow Agent deems such action advisable. The resignation of the Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If, at the time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agent's sole responsibility after that time shall be to safe-keep the Escrow Assets until receipt of a designation of a successor Escrow Agent or a joint written disposition instrument by the other parties hereto or a final order of a court of competent jurisdiction.

         8. Notices. Unless expressly provided herein to the contrary, notices hereunder shall be in writing, and delivered by telecopier, overnight express mail, first-class postage prepaid, delivered personally or by receipted courier service. All such notices which are mailed shall be deemed delivered upon receipt

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

if the addressee is the Escrow Agent, but shall be deemed delivered upon mailing if otherwise, all such notices shall be addressed as follows (or to such other address as any party hereto may from time to time designate by notice duly given in accordance with this paragraph):

            (a) If to the Company, to:

                1997 Corp.
                315 West 106th Street
                Fourth Floor
                New York, New York 10025
                Attention: Judith Haselton, President


            If to the Escrow Agent, to:

                Continental Stock Transfer & Trust Co.
                2 Broadway 19th floor
                New York, New York 10004
                Attn: Steve Nelson

         9. Miscellaneous.

            (a) Choice of Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York. The parties to this Agreement hereby agree that jurisdiction over such parties and over the subject matter of any action or proceeding arising under this Agreement may be exercised by a competent Court of the State of New York sitting in New York City or by a United States Court sitting in the Southern District of New York, exclusively. The parties agree that delivery or mailing of any process or other papers in the manner provided herein, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

            (b) Benefits and Assignment. Nothing in this Agreement, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto and their successors and assigns, any legal claim under any covenant, condition or provision hereof; all the covenants, conditions, and provisions contained in this Agreement being for the sole benefit of the parties hereto and their successors and assigns. No party may assign any of its rights or obligations under this Agreement without (i) the written consent of all the other parties, which consent may be withheld in the sole discretion of the party whose consent is sought and (ii) the written agreement of the transferee that it will be bound by the provisions of this Agreement.

            (c) Counterparts. This Agreement may be executed in several counterparts, each one of which shall constitute an original, and all collectively shall constitute but one instrument.

            (d) Amendment and Waiver. This Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

            (e) Headings. The headings of the sections hereof are included for convenience of reference only and do not form part of this Agreement.

            (f) Entire Agreement. This Agreement contains the complete agreement of the parties with respect to its subject matter and supersedes and replaces any previously made proposals, representations, warranties or agreements with respect thereto by any of the parties hereto.

            (g) Separability. Any provisions of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10. Additional Documentation. This Agreement shall not become effective (and the Escrow Agent shall have not responsibility hereunder except to return the Escrow Assets to the Company) until the Escrow Agent shall have received from the Company the following:

         (i) Certified resolutions of its board of directors authorizing the making and performance of this Agreement; and

         (ii) A certificate as to the names and specimen signatures of its officers or representatives authorized to sign the Agreement and notices, instructions and other communications hereunder.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                            1997 CORP.



                                            By:
                                               --------------------------------
                                               Name:   Judith Haselton
                                               Title:  President


Agreed and accepted:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

as Escrow Agent


By:
   -------------------------------
   Name:
   Title:

                         EXHIBIT A to ESCROW AGREEMENT

                                 ESCROW ASSETS

         Up to Thirty Thousand (30,000) Shares of Common Stock of the Company

                         EXHIBIT B TO ESCROW AGREEMENT

                             INTENTIONALLY OMITTED

                         EXHIBIT C TO ESCROW AGREEMENT

                            INVESTMENT INSTRUCTIONS
                            -----------------------


                            Intentionally Left Blank

                         EXHIBIT D TO ESCROW AGREEMENT

                            DISBURSEMENT INSTRUCTION



1. Release of Escrow Assets to the Company. The Escrow Agent shall release the Escrow Assets to the Shareholders upon receipt by the Escrow Agent of:

         (i) Written notice from the Company that the Company has completed a transaction or series of trans actions in which the Company has entered into a specific line of business, and a written certification that the fair market value(as determined by the Company, based upon standards generally accepted by the financial community, including revenues, earnings, cash flow, and book value) of the target exceeds eighty percent of the offering proceeds of $150,000, as required by the Registration Statement; and

         (ii) More than twenty percent of the shareholders of the Company have not elected to redeem their Common Stock, as required by the Registration Statement; and

         (iii) All other actions required to be performed by the Company for the release of the Escrow Assets have been met.

2. Distribution of Escrow Assets back to the Company. The Escrow Agent shall disburse the Escrow Assets back to the Company if:

    (a) The Company has not met the conditions for release of the Escrow Assets to the shareholders within 18 months from the Effective Date of the Registration Statement; or

    (b) The Company delivers written notice to the Escrow Agent that part of the Escrow Assets should be cancelled and returned to the Company as a result of less than 20% of the Company's holders of Common Stock sold in the Offering electing to have their shares redeemed in accordance with the terms set forth in the Registration Statement as set forth in such notice.

3. Method of Release of Escrow Assets to the Company. Upon the occurrence of receipt by the Escrow Agent of the written notice required paragraph 1 above, the Escrow Agent shall deliver in customary fashion the Escrow Assets to the shareholders in accordance with the shareholder list held by the Escrow Agent.

4. Method of Distribution of Escrow Assets to Stockholders. Upon the occurrence of either of the events specified in Section 2(a) or 2(b) above, the Escrow Agent shall distribute the Escrow Assets to the Company and/or the holders of record of the Company Common Stock sold in the offering by mail in accordance with and to the address specified in the books and records of the Company. The written notice required by Section 2 (a) or 2(b), as the case may be, shall include the name and address of each such holder, together with the percentage of the Escrow Assets to be distributed thereto.

                         EXHIBIT E TO ESCROW AGREEMENT

                                  FEE SCHEDULE

One Thousand ($1,000.00)Dollars Escrow Agent fee to CONTINENTAL STOCK TRANSFER & TRUST COMPANY to be paid at Closing.